                      SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of report:  January 15, 1997


                 Volkswagen Credit Auto Receivables Corporation
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Carter)


                                    EXHIBITS

     Delaware                       33-80055                    38-2748796
     --------                       --------                    ----------

(State of incorporation)       (Commission File)              (IRS Employer
                                    Number)                Identification No.)

                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (810) 340-5000

                                      N/A
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended January 15, 1997, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     Designation              Description             Method of Filing
     -----------              -----------             ----------------

     Exhibit 20      Report for the month ended    Filed with this report.
                     January 15, 1997 provided to
                     Chemical Bank, as trustee
                     under the Volkswagen
                     Credit Auto Master Trust,
                     Series 1996-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Volkswagen Credit Auto Master Trust



                                        By:  Volkswagen Credit Auto
                                               Receivables Corporation


                                        By:  /s/ Allen L. Strang
                                            -----------------------------

                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1

--------------------------------------------------------------------------------

                 Distribution Date Statement: January 15, 1997



a.  Aggregate Amount of Collections                           $193,424,600.98
    Aggregate Amount of Interest Collections                    $2,981,424.16
    Aggregate Amount of Principal Collections                 $190,312,821.83
    Investment Proceeds                                           $130,354.99

b.  Series Allocation Percentage                                       100.00%
    Floating Allocation Percentage                                      84.49%
    Fixed Allocation Percentage                                           N/A

c.  Total Amount Distributed on Series 1996-1                   $1,861,766.35

d.  Amount of Such Distribution Allocable                               $0.00
    to Principal on 1996-1

e.  Amount of Such Distribution Allocable                       $1,861,766.35
    to Interest on 1996-1

f.  Investor Default Amount                                             $0.00

g.  Draw Amount                                                         $0.00

h.  Investor Charge Offs                                                $0.00
    Amounts of Reimbursements                                           $0.00

i.  Monthly Servicing Fee                                                1.00%

j.  Expected Controlled Distribution Amount                             $0.00

k.  Invested Amount                                           $375,000,000.00

l.  Pool Factor                                                        100.00%

m.  Available Subordinated Amount                              $64,007,324.91

n.  Reserve Fund Balance                                        $1,875,000.00

o.  Principal Funding Account Balance                                   $0.00
    Yield Supplement Account Balance                            $1,875,000.00

VW CREDIT, INC. -- SERVICER                                               PAGE 1
15-JAN-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1
                MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                ----------------------------------------------


TRANSACTION SUMMARY                From          To     Days  PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
-------------------                ----          --     ----  --------------------------------------------------
Current Interest Period             12/15/96   1/14/97    31  Net losses as a % of Avg. Receivables Balance                   0.00%
Series Allocation Percentage          100.00%                 (annualized)
Initial Principal Balance    $375,000,000.00
Outstanding Principal        $375,000,000.00                  PORTFOLIO AND DEALERSHIP STATISTICS
 Balance                                                      -----------------------------------
Principal Balance of         $504,126,759.42                  Used Vehicle Receivables' Balance                    $ 34,428,430.37
 Receivables for                                              Used Vehicle Percentage                                        6.783%
 Determination Date                                           Used Vehicle Percentage During Last Collection                 6.970%
Amount Invested in           $375,000,000.00                  Period
 Receivables on Series                                        Early Amortization Event?                                  NO
 Issuance Date                                                Largest Dealer or Dealer Affiliation Balance         $ 19,286,565.95
Initial Invested Amount      $375,000,000.00                  Largest Dealer Percentage                                      4.345%
Invested Amount at the       $375,000,000.00
 Beginning of Period                                          Aggregate Principal Amount of Receivables of         $ 12,359,439.10
Invested Amount              $375,000,000.00                  Dealers over 2%
Required Subordinated        $ 64,007,324.91                  Aggregate % Principal Amount of Receivables of                 2.435%
 Amount                                                        Dealers over 2%
Excess Funded Amount         $          0.00
Available Subordinated       $ 68,263,074.66                  SUMMARY OF COLLECTIONS
 Amount (previous period)                                     ----------------------
Incremental Subordinated     $  9,297,167.47
 Amount (previous period)                                     Aggregate Amount of Collections                      $193,424,600.98
                                                              Aggregate Amount of Interest Collections             $  2,981,424.16
RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT                     Investment Proceeds                                  $    130,354.99
-----------------------------------------                     Aggregate Amount of Principal Collections            $190,312,821.83
                                                              Asset Receivables Rate                                         6.752%
Yield Supplement Account     $  1,875,000.00                  Use Asset Receivables Rate?                                NO
 Initial Deposit                                              Carryover Amount (this Distribution Date)                        N/A
Yield Supplement Account     $  1,875,000.00                  Total Carryover Amount                                           N/A
 Beginning Balance
Yield Supplement Account     $  1,875,000.00                  PAYMENT RATE INFORMATION
 Required Amount                                              ------------------------
Reserve Fund Initial         $  1,875,000.00
 Deposit                                                      Monthly Payment Rate                                           40.01%
Reserve Fund Required        $  1,875,000.00                  Previous Collection Period Monthly Payment Rate                44.66%
 Amount                                                       Monthly Payment Rate 3 months ago                              57.42%
Reserve Fund Beginning       $  1,875,000.00                  3-month Average Payment Rate                                   47.36%
 Balance                                                      12-month Minimum Payment Rate                                  40.01%
Outstanding Carryover        $          0.00                  Early Amortization Event?                                  NO
 Amount - Beginning Balance
Yield Supplement Account     $          0.00                  ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
 Draw Amount                                                  ---------------------------------------------
Outstanding Carryover        $          0.00
 Amount - Ending Balance                                      Extend Revolving Period?                                  YES
Yield Supplement Account     $  1,875,000.00                  Last Day of Revolving Period                              N/A
 Balance - Ending Balance                                     Invested Amount as of Last Day of Revolving Period        N/A
Yield Supplement Account     $          0.00                  Accumulation Period Length (months)                       N/A
 Required Deposit Amount                                      First Accumulation Date                             TO BE DETERMINED
Reserve Fund Draw Amount     $          0.00                  Expected Final Payment Date                               N/A
Reserve Fund Ending Balance  $  1,875,000.00                  Required Participation Percentage                               4.00%
Reserve Fund Required        $          0.00                  Principal Funding Account Balance                    $          0.00
 Deposit Amount                                               Principal Payment Amount                             $          0.00
1-month LIBOR Rate                 5.6054700%                 Controlled Deposit Amount                            $          0.00
 (annualized)
Certificate Coupon                 5.7654700%                 TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
 (annualized)                                                 -----------------------------------------
Prime Rate (annualized)            8.2500000%                 CERTIFICATEHOLDERS
Servicing Fee Rate                     1.000%                 ------------------
 (annualized)                                                 i.    Monthly Interest Distribution                  $  1,861,766.35
Excess Spread                      1.8545300%                 ii.   Monthly Servicing Fee Distribution             $    312,500.00
                                                              iii.  Reserve Fund Deposit Amount Distribution       $          0.00
TRUST PRINCIPAL RECEIVABLES                                   iv.  Investor Default Amount Distribution            $          0.00
---------------------------                                   v.  Outstanding Carryover Amount Distribution        $          0.00
                                                              vi. Yield Supplement Account Deposit Amount          $          0.00
Pool Balance at the          $443,837,199.58                  Distribution                                         ---------------
 Beginning of Period                                          Excess Servicing                                     $    344,752.02
Pool Balance at the Ending   $507,565,646.31                  Excess Servicing (Previous Period)                   $    492,787.12
 of Period
Average Aggregate            $475,701,422.95                  DEFICIENCY AMOUNT
 Principal Balance                                            -----------------
Aggregate Principal          $190,312,821.83
 Collections                                                  Deficiency Amount                                    $           0.0
New Principal Receivables    $254,041,268.56                  Draw Amount                                          $           0.0
Receivables Added for        $          0.00
 Additional Accounts
Investor Default Amount      $          0.00
Net Losses                   $          0.00
Monthly Interest Accrued,    $          0.00
 but not Paid
Ineligible Receivables       $          0.00
Ineligible Receivables in    $          0.00
 Prior Collection Period
Defaulted Receivables in     $          0.00
 Ineligible and Overconc.
 Accounts

MISCELLANEOUS DATA
------------------

Recoveries on Receivables    $          0.00
 Written Off
Spread Over Prime for                   0.37%
 Portfolio
Weighted Average Interest               8.62%
 Rate

VW CREDIT, INC. -- SERVICER                                               PAGE 2
15-JAN-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    SUMMARY
                                    -------




                             COLLECTIONS          ACCRUAL       DISTRIBUTION
                             -----------          -------       ------------
From:                          15-Dec-96
To:                            14-Jan-97
Days:                                 30

LIBOR RATE                     5.6054700%
(1 month)

SERIES #                          1   Active
VCI RATING:                      N/A


              TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                               SERIES                                     EXCESS    REQUIRED         REQUIRED       OUTSTANDING
SERIES          SERIES      ALLOCATION      INVESTED       SUBORDINATED   FUNDED  PARTICIPATION   PARTICIPATION     CERTIFICATE
NUMBER           NAME       PERCENTAGE       AMOUNT           AMOUNT      AMOUNT   PERCENTAGE         AMOUNT          BALANCE
------           ----       ----------       ------           ------      ------   ----------         ------          -------
                 Trust                   $375,000,000.00  $64,007,324.91   $0.00       N/A        $15,000,000.00
            1 Series 1996-1   100.00%    $375,000,000.00  $64,007,324.91   $0.00      4.00%       $15,000,000.00  $375,000,000.00

VW CREDIT, INC. -- SERVICER                                               PAGE 3
15-JAN-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------


INITIAL AMOUNTS                                                                EXCESS SPREAD CALCULATION
---------------                                                                -------------------------

Initial Invested Amount                    $375,000,000.00                     Weighted Average Rate Charged to      8.62%
                                                                                 Dealers
Invested Amount                            $375,000,000.00                     LIBOR                                 5.61%
Controlled Accumulation Amount             $          0.00                     Certificate Rate (LIBOR+16 b.p.)      5.77%
Required Subordinated Amount               $ 64,007,324.91                     Servicing Fee Rate                    1.00%
Annualized Servicing Fee Rate                         1.00%                    Investor Net Losses                   0.00%
                                                                                                                     ----
First Controlled Accumulation Date        TO BE DETERMINED                     Excess Spread                         1.85%
Accumulation Period Length (months)             N/A
Expected Final Payment Date                     N/A
Initial Settlement Date                          28-Mar-96
Required Participation Percentage                     4.00%
Subordinated Percentage                              14.29%


SERIES 1996-1 MONTHLY REPORTING
-------------------------------
                                                                                        REQUIRED            EXCESS
                                           SERIES 1996-1        INVESTED              SUBORDINATED         FUNDING
PRINCIPAL RECEIVABLES                          TOTAL             AMOUNT                  AMOUNT             AMOUNT
---------------------                          -----             ------                  ------             ------

Series Allocation Percentage                        100.00%
Beginning Balance                          $375,000,000.00   $375,000,000.00               $64,007,324.91           $0.00
  Floating Allocation Percentage                     84.49%            84.49%
  Fixed Allocation Percentage                          N/A

Principal Collections                      $190,312,821.83   $190,312,821.83              N.A.               N.A.
New Principal Receivables                  $254,041,268.56   $254,041,268.56              N.A.               N.A.
Principal Default Amounts                  $          0.00   $          0.00              N.A.               N.A.
Receivables Added for Additional           $          0.00   $          0.00              N.A.               N.A.
  Accounts
Controlled Deposit Amount                  $          0.00               N/A              N.A.               N.A.
Principal Allocation Percentage
"Pool Factor"                                 100.00000000%

Ending Balance                             $375,000,000.00   $375,000,000.00               $64,007,324.91           $0.00
  Floating Allocation Percentage                     73.88%            73.88%


NON-PRINCIPAL RECEIVABLES
-------------------------

Interest Collections                       $  2,519,018.37
Recoveries on Receivables Written Off      $          0.00
Investment Income                          $    130,354.99

VW CREDIT, INC. -- SERVICER                                               PAGE 4
15-JAN-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------




SUBORDINATED AMOUNT & RESERVE FUND                CURRENT         PREVIOUS
----------------------------------                -------         --------

Available Subordination Amount (Previous)      $68,263,074.66  $57,124,423.47
  Required Subordination Draw Amount                    $0.00             N/A
  Reserve Fund Funds to Inv. Default                    $0.00             N/A
    Amount
  Excess Servicing (Previous Period)              $492,787.12     $922,095.11
                                                  -----------
(a) Available Subordinated Amount?             $68,755,861.78  $58,046,518.58

(b) Available Subordinated Amount?             $53,571,428.57  $52,480,680.21

Available Subordinated Amount                  $74,323,987.05  $68,263,074.66

Incremental Subordinated Amount                $10,435,896.34   $9,297,167.47
  Overconcentration Amount                     $12,359,439.10   $9,828,447.25

Beginning Reserve Fund Balance                  $1,875,000.00   $1,875,000.00
Reserve Fund Required Balance                   $1,875,000.00   $1,875,000.00
Reserve Fund Draw                                       $0.00             N/A
Reserve Fund Required Deposit                           $0.00             N/A
Reserve Fund Deposit Amount                             $0.00             N/A
Reserve Fund Release                                    $0.00             N/A
Ending Reserve Fund Balance                     $1,875,000.00   $1,875,000.00

REQUIRED INTEREST DISTRIBUTIONS
-------------------------------

Available Interest Collections                  $2,981,424.16   $2,972,157.74
  Certificateholder Interest Collections        $2,519,018.37   $2,992,010.07
  Subordinate Interest Collections                $429,961.67     $455,778.27
Investment Income                                 $130,354.99     $200,013.01
Reserve Fund Balance                            $1,875,000.00   $1,875,000.00
                                                -------------
Total Interest  Available                       $4,954,335.04   $5,522,801.35

Interest Shortfall                                      $0.00             N/A
Additional Interest                                     $0.00             N/A
Carry-over Amount                                       $0.00             N/A
Carry-over Shortfall                                    $0.00             N/A
Additional Carry-over Shortfall                         $0.00             N/A

Monthly Servicing Fee                             $396,417.85     $322,029.84
Investor Monthly Servicing Fee                    $312,500.00     $252,319.47